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                                                                  EXHIBIT 10.23

                      THIRD AMENDMENT TO LEASE AGREEMENT


         THIS THIRD AMENDMENT TO LEASE AGREEMENT ( this "Third Amendment") is made and entered into effective as of October 1, 1994, by and between VPM 1989-1, LTD., a Texas limited partnership ("Landlord"), and Quanex Corporation, a Delaware corporation ("Tenant").

RECITALS:

         3D Tower Limited, as Landlord, and Tenant, as tenant, entered into a Lease Agreement dated February 7, 1985 (the "Lease"), pursuant to which 3D Tower Limited leased to Tenant, and Tenant leased from 3D Tower Limited, the Leased Premises described in said Lease.

         3D Tower Limited and Tenant entered into a First Amendment to Lease Agreement dated April 25, 1989 (the "First Amendment"), amending said Lease. Subsequent thereto, Landlord purchased the Project described in said Lease, and in connection therewith Landlord acquired all right, title and interest of 3D Tower Limited in and to said Lease, as so amended, and under that certain letter agreement ("Letter Agreement") dated March 15, 1985, a copy of which was attached as Schedule I to the hereinafter described Second Amendment.

         Landlord and Tenant entered into a First Amendment to Lease Agreement dated December 11, 1989 (the "Second Amendment"), further amending said Lease, Such Second Amendment having been entitled "First Amendment to Lease Agreement" even though it amended said lease for the second time. Said Lease, as heretofore amended, is hereinafter referred to as the "Original Lease". Capitalized terms used but not defined herein, which are defined in the Original Lease, shall have the respective meanings ascribed to them in the Original Lease.

         The Tenant has requested a sixty (60) month extension of the term of the Original Lease beginning October 1, 1994. Landlord and Tenant now desire to amend the Original Lease by this Third Amendment to effectuate said extension of the term of the Original Lease, and to make certain other changes as set forth hereinafter.

AGREEMENTS:

         Now, therefore, for and in consideration of the mutual covenants and conditions contained herein and those contained in the Original Lease, Landlord and Tenant hereby agree as follows:

                 1. NOTWITHSTANDING THE INITIAL PARAGRAPH OF THE ORIGINAL LEASE, THE ADDRESS OF LANDLORD FOR PURPOSES OF NOTICES PURSUANT TO THE ORIGINAL LEASE IS C/O VERIQUEST REAL ESTATE SERVICES, INC., 5333 WESTHEIMER, SUITE 800, HOUSTON, TEXAS 77056, ATTENTION: MR. LARRY
         A. STRICKLAND, UNTIL SUCH ADDRESS SHALL BE CHANGED BY NOTICE FROM LANDLORD TO TENANT PURSUANT TO SECTION 10.01 OF THE ORIGINAL LEASE.
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                 2.       SECTION 1.02 OF THE ORIGINAL LEASE IS HEREBY AMENDED
         BY DELETING THEREFROM "SEPTEMBER 30, 1994", AND BY SUBSTITUTING THEREFOR "SEPTEMBER 30, 1999".

                 3. THE FIRST FULL SENTENCE OF SECTION 2.01 OF THE ORIGINAL LEASE IS HEREBY AMENDED IN ITS ENTIRETY TO BE AND READ AS
         FOLLOWS:

                 "Tenant hereby agrees to pay a base annual rental (herein called 'Base Rental') for (x) the Office Space in the sum of
                 (a) Sixteen and 50/100 Dollars ($16.50) per square foot of Net Rentable Area of the Office Space per Lease Year, or any portion thereof, beginning with the Commencement Date through and including September 30, 1989, (b) Twelve and 36/100 Dollars ($12.36) per square foot of Net Rentable Area of the Office Space per Lease Year, or any portion thereof, beginning with October 1, 1989 through and including September 30, 1994, and (c) for the remainder of the Initial Term, Thirteen and 75/100 Dollars ($13.75) per square foot of Net Rentable Area of the Office Space per Lease Year, or any portion thereof, and (y) the Storage Space in the sum of (a) Six Dollars ($6.00) per square foot of Net Rentable Area of the Storage Space per Lease Year, or any portion thereof, beginning with the Commencement Date through and including September 30, 1994, and (b) for the remainder of the Initial Term, Seven Dollars ($7.00) per square foot of Net Rentable Area of the Storage Space per Lease Year, or any portion thereof."

                 4. THE FIRST TWO SENTENCES OF SECTION 2.02(A) OF THE ORIGINAL LEASE ARE HEREBY AMENDED IN THEIR ENTIRETY TO BE AND READ AS
         FOLLOWS:

                 "(a) There is hereby established under this Lease a 'Base Year', which for purposes of determining Basic Costs (as hereinafter defined) for those Lease Years, or portions thereof, (i) commencing with the Commencement Date and ending on September 30, 1989, shall be the calendar year 1984, (ii) commencing with October 1, 1989, and ending on September 30, 1994, shall be the calendar year 1989, and (iii) for the remainder of the Initial Term, calendar year 1994. Landlord and Tenant hereby agree that for purposes of this Lease the Basic Costs for (1) Base Year 1984 will be deemed to be $5.94 per square foot of Net Rentable Area per year, (2) Base Year 1989 will be deemed to be $5.46 per square foot of Net Rentable Area per year, and (3) for Base Year 1994, will be equal to the actual Basic Costs of Landlord for such year."

                 5. SECTION 3.03 OF THE ORIGINAL LEASE IS HEREBY AMENDED BY ADDING A NEW SUBSECTION (D) THERETO, WHICH SHALL BE AND READ AS
         FOLLOWS:

                 "(d) Landlord may at its option, but shall not be obligated to, at any time erect, construct, modify, repair, move or remove a project monument sign with respect to the Building. If Landlord constructs such a project monument sign and such sign identifies multiple tenants within the Building, then for so long as Landlord maintains such sign for such purpose, and for so long as Tenant leases at least a full floor in the Building, Tenant shall have the right, at its sole cost and expense, to be listed on





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                 such sign with lettering and numerals of equal size and
                 proportion as those of other tenants listed on such sign. Tenant shall pay and be responsible for all costs and expenses in connection with such listing, including without limitation, the cost of graphics and installation. All graphics must be approved in writing by Landlord."

                 6.       THERE IS HEREBY ADDED TO THE ORIGINAL LEASE A NEW
         SECTION 5.05, WHICH SHALL BE AND READ AS FOLLOWS:

                 "5.05 Remodelling and Allowance. Landlord and Tenant agree that the provisions of Exhibit D-1 attached hereto and incorporated herein shall govern the construction of the leasehold improvements requested by Tenant in respect of the extension of the Expiration Date from September 30, 1994, to September 30, 1999. The construction of such improvements shall be in accordance with Exhibit D-1 hereto, and Tenant shall be entitled to the Leasehold Improvement Allowance described therein. To the extent (if any) to which the Leasehold Improvement Allowance shall exceed the costs and expenses of construction, the Landlord s compensation (if any), and all other sums payable from the Leasehold Improvement Allowance pursuant to Exhibit D-1, Tenant shall be entitled to cause the remaining balance of the Leasehold Improvement Allowance to be applied against the rental obligations of Tenant under this Lease in direct order of their maturities. To the extent not inconsistent with the provisions of Exhibit D-1 hereto, the provisions of Section
                 5.01 of this Lease shall be applicable to the performance of the improvements contemplated by this Section."

                 7. SECTION 9.01(B)(IV) OF THE ORIGINAL LEASE IS HEREBY AMENDED IN ITS ENTIRETY TO BE AND READ AS FOLLOWS:

                 "(iv) [intentionally deleted]"

                 8. SECTION 9.03 OF THE ORIGINAL LEASE IS HEREBY AMENDED IN ITS ENTIRETY TO BE AND READ AS FOLLOWS:

                 "9.03 Renewal Option. Landlord hereby grants to Tenant the Renewal Option set forth in Exhibit G attached hereto and incorporated herein."

                 9. TENANT ACKNOWLEDGES AND AGREES THAT IT TIMELY RECEIVED FROM 3D TOWER LIMITED THE PAYMENT AND RENTAL ABATEMENT CONTEMPLATED BY PARAGRAPH 1 OF THE LETTER AGREEMENT. TENANT AND LANDLORD FURTHER AGREE THAT THE PROVISIONS OF THE ABOVE DESCRIBED FIRST AMENDMENT, AND PARAGRAPH 2 OF THE LETTER AGREEMENT, RELATING TO PAYMENT OF CERTAIN SUMS TO TENANT IN CONNECTION WITH THE EXERCISE BY TENANT OF AN OPTION TO RENEW THE LEASE FOR A SECOND TERM, ARE HEREBY TERMINATED.

                 10. SECTION 9.04 OF THE ORIGINAL LEASE IS HEREBY AMENDED IN ITS ENTIRETY TO BE AND READ AS FOLLOWS:

                 "9.04 Market Base Rental Rate. As used in this Lease, the term Market Base Rental Rate shall have the meaning set forth in Exhibit G attached hereto and incorporated herein."





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                 11.      THE THIRD TO LAST PARAGRAPH OF THE ORIGINAL LEASE IS
         HEREBY AMENDED IN ITS ENTIRETY TO BE AND READ AS FOLLOWS:

                 "The terms and provisions of Exhibits A, B, C, D, D-1, E, F and G attached hereto are hereby made a part hereof for all purposes."

                 12. THE ORIGINAL LEASE IS HEREBY AMENDED BY ADDING EXHIBITS D-1 AND G TO THIS THIRD AMENDMENT AS EXHIBITS D-1 AND G, RESPECTIVELY, TO THE ORIGINAL LEASE.

                 13. THE FIRST SENTENCE OF SECTION 10.03 OF THE ORIGINAL LEASE IS HEREBY AMENDED IN ITS ENTIRETY TO BE AND READ AS FOLLOWS:

                 "Landlord agrees to provide, and Tenant obligates itself to rent, certain reserved parking permits (each a 'Reserved Permit') and unassigned parking permits (each an 'Unassigned Permit') for the parking of automobiles in spaces in locations from time to time designated by Landlord in the parking garage ('Parking Garage') within the Project, in the following numbers during the following periods: (x) for that portion of the Initial Term from and after October 1, 1989 and through and including September 30, 1994, one Reserved Permit and 38 Unassigned Permits; and (y) for that portion of the Initial Term from and after October 1, 1994 and through and including September 30, 1999 (and thereafter during the Renewal Term, if the Renewal Option provided hereby shall be exercised by Tenant), one Reserved Permit and 45 Unassigned Permits."

                 14. THE NINTH SENTENCE OF SECTION 10.03 IS HEREBY AMENDED IN ITS ENTIRETY TO BE AND READ AS FOLLOWS:

                 "Notwithstanding the foregoing, no parking rent shall accrue for either the Reserved Permit or the Unassigned Permits for
                 (i) the twenty-four (24) month calendar period beginning October 1, 1989 and ending September 30, 1991, or (ii) the twenty-four (24) month calendar period beginning October 1, 1994 and ending September 30, 1996."

                 15. A NEW SENTENCE IS HEREBY ADDED TO SECTION 10.03 OF THE ORIGINAL LEASE, IMMEDIATELY FOLLOWING THE NINTH SENTENCE THEREOF, WHICH SHALL BE AND READ AS FOLLOWS:

                 "In addition, Tenant shall be entitled to a visitor parking validation credit, for Tenant's visitors who park in the Parking Garage, of up to $200 per calendar month during the portion of the Initial Term commencing on October 1, 1994 and through and including September 30, 1999. Tenant and Tenant's visitors shall comply with all rules, regulations and requirements which may be imposed by Landlord in connection therewith."

                 16. EXCEPT AS EXPRESSLY AMENDED HEREBY, THE ORIGINAL LEASE SHALL REMAIN IN FULL FORCE AND EFFECT. THE ORIGINAL LEASE, AS AMENDED BY THIS THIRD AMENDMENT, AND ALL RIGHTS, POWERS AND REMEDIES CREATED THEREBY OR THEREUNDER ARE HEREBY RATIFIED AND CONFIRMED IN ALL RESPECTS. THIS THIRD AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.





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EXECUTED effective as of the date first above written.


                                  QUANEX CORPORATION:


                                  By:__________________________________________
                                     Wayne M. Rose
                                     Vice President and Chief Financial Officer